UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2011

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 21, 2011, the Federal Home Loan Bank of Boston (the Bank) issued a press release announcing the Bank’s preliminary unaudited financial results for the quarter ending March 31, 2011, and its quarterly dividend rate. A copy of the release is included as Exhibit 99.1 to this report. The information in this Item 2.02 and contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report, including Exhibits 99.1 and 99.2, uses forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the Bank’s expectations as of the date hereof. Discussion of the possibility of future declarations of dividends is one such forward-looking statement. The words “preliminary,” “expects,”  “anticipates,” “plan,” “project,” “will,” and similar statements and their plural and negative forms are used in this report to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment spreads on mortgage assets. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 7.01 Regulation FD Disclosure

On April 21, 2011, Edward A. Hjerpe III, president and chief executive officer of the Bank, will make a presentation to members at the Bank’s annual meeting of shareholders. A copy of this presentation is attached as Exhibit 99.2 to this Form 8-K. The information in this Item 7.01 and contained in Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1 Press release issued by the Bank on April 21, 2011.

99.2 Presentation to members on April 21, 2011.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: April 21, 2011	By:	/s/ Brian G. Donahue
Brian G. Donahue
First Vice President, Controller and Chief Accounting Officer

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